                                                                   Exhibit 10.60


          Confidential Materials omitted and filed separately with the Securities and Exchange Commission. Asterisks denote omissions.


                                         Groton Laboratories
                                         Pfizer Inc.
                                         Eastern Point Road  MS 8200-30
                                         Groton, CT 06340
                                         Tel 860 441 1991  Fax 860 441 1738
                                         Email mark_dela_porta@groton.pfizer.com
[Pfizer logo]                            ---------------------------------------
                                         Global Research & Development

                                         Mark P. DellaPorta
                                         Senior Director Site Head, Groton
                                         Strategic Alliances



July 16, 2004

Dr. Krishnan Nandabalan
Vice President, Alliances
Genaissance Pharmaceuticals, Inc.
5 Science Park
New Haven, CT 06511

Dear Dr. Nandabalan,

Further to our recent discussions regarding the Agreement between Pfizer Inc and Genaissance Pharmaceuticals, Inc. dated August 31, 2001 ("2001 Agreement"); Pfizer Inc ("Pfizer") and Genaissance Pharmaceuticals, Inc. ("Genaissance") will amend the 2001 Agreement as follows:

The term of the Agreement, as defined in Section 3, will be extended by two (2) years such that the term of the Agreement will expire on August 31, 2005.

The Research Plan, as defined in Section 1.3, will, for the extended term, be replaced by Exhibit A appended to this letter.

All other terms and conditions of the 2001 Agreement shall remain unchanged and in full force.

Please have the appropriate official of Genaissance Pharmaceuticals, Inc. sign both copies of this Agreement and return one original to Kelly P. Longo at the above address.

Sincerely,


/s/ Mark P. DellaPorta


Mark P. DellaPorta

AGREED:

GENAISSANCE PHARMACEUTICALS, INC.


By: /s/ Krishnan Nandabalan
    -----------------------

    VP, BUSINESS DEVELOPMENT
    ------------------------

Date: 7/21/2004
      ---------

EXHIBIT A

                                    PROPOSAL

       PFIZER/GENAISSANCE: A PROPOSAL FOR COMPREHENSIVE SNP IDENTIFICATION
                               IN CANDIDATE GENES

[**]

RESEARCH GOAL: To define comprehensive genetic variation and haplotype information in key candidate genes of research interest to Pfizer Global Research and Development (Pfizer, please define this acronym).

RESEARCH PROPOSAL

o Pfizer will provide Genaissance with an initial list of approximately [**] candidate genes (see Appendix 1 for details) for which Genaissance will obtain a comprehensive assessment of genetic variation.

         Genaissance will provide genomic sequence for the candidate genes listed in Appendix 1. This sequence will be generated using Genaissance's Standard Operating Procedure for discovering HAP(TM) Markers for a gene. This procedure consists of sequencing, from the Index Repository, ninety-three (93) individual samples of human genomic DNA and one sample of chimpanzee genomic DNA. The genomic regions of each gene, which are targeted for sequencing, are as follows.

         (i) "Exons" shall mean the genomic DNA segments of a gene whose sequence information is translated into the protein product of that gene. The goal is to obtain sequence information for all Exons of a gene.

         (ii) "Exon/Intron Junction" shall mean the junctions between the Exons and the Introns in genomic DNA. Beginning with the initiation codon at one end of a gene and ending with the termination codon at the other end of a gone, the goal is to obtain sequence information for each Exon/Intron Junction within this genomic region.

         (iii) "Introns" shall mean the genomic DNA segments of a gene, which are located between Exons. Beginning with the initiation codon at one end of a gene and ending with the termination codon at the other end of a gene, the goal is to obtain a minimum of ten (10) to twenty (20) bases and a maximum of one hundred (100) bases of sequence information from the Exon/Intron Junction into the Intron for every Intron within this genomic region.

         (iv) "Promoter" shall mean the region that is immediately upstream of the genomic segment that is found at the five-prime end of a Messenger RNA molecule. ("Messenger RNA" shall mean a ribonucleic acid sequence from which the protein product of a gene is translated.) The goal is to obtain sequence information for up to one thousand (1000) bases of the Promoter with the desire to obtain an additional 1KB where possible.

         (v) "Three-Prime Untranslated Region" shall mean the genomic region immediately downstream from the termination codon of a gene. The goal is to obtain sequence information for at least one hundred (100) bases of the Three-Prime Untranslated Region downstream of the termination codon. Optimally, we will have coverage to 500 bases of the 3' UTR.

                  Specific genomic sequence information is required to meet the goals outlined in (i) through (v) above. If genomic sequence information is available for a majority of these regions, even if the available genomic sequence information is not sufficient to meet all of the goals in (i) through (v) above, a gene will still be queued for HAP(TM) Marker discovery.

o A gene shall be considered completely sequenced if sequence information is obtained for: (i) at least [**] of the [**]; (ii) the [**] containing the [**]; and (iii) [**]. A specific region targeted for sequencing within a gene shall be considered completely sequenced if sequence information is obtained for at [**]. However, the presence of runs of guanine and cytosine, secondary structure or errors in publicly available sequence information may prevent the generation of sufficient sequence information for that gene to be considered completely sequenced as defined above.

o The candidate genes will be interrogated using Genaissance's SNP Scoring and HAP(TM) Building Standard Operating Procedures for identification of SNPs and inference of haplotypes.

o The results of performing the above Standard Operating Procedures for each gene will be reported [**] and will [**] in which [**].

o Genaissance shall complete the forgoing Research Proposal for the initial list of [**] genes within approximately [**] of receipt [**].

COST STRUCTURE

Payment is based [**]. Pfizer will be charged these costs as set forth below only after Pfizer's discount of $[**] has been used.

COSTS:
[**]                                                  [**]
[**]                                                  [**]


                             APPENDIX 1 TO EXHIBIT A

              PFIZER GENE LIST FOR COMPREHENSIVE VARIANT DETECTION



-------------------- ------------------- ----------------------------- -----------------------
PFIZER GENE ID       HUGO SYMBOL         GENE NAME                     GENBANK/REF SEQ
                                                                       ACCESSION NO
-------------------- ------------------- ----------------------------- -----------------------
[**]                 [**]                [**]                          [**]
-------------------- ------------------- ----------------------------- -----------------------
[**]                 [**]                [**]                          [**]
-------------------- ------------------- ----------------------------- -----------------------
[**]                 [**]                [**]                          [**]
-------------------- ------------------- ----------------------------- -----------------------
[**]                 [**]                [**]                          [**]
-------------------- ------------------- ----------------------------- -----------------------
[**]                 [**]                [**]                          [**]
-------------------- ------------------- ----------------------------- -----------------------
[**]                 [**]                [**]                          [**]
-------------------- ------------------- ----------------------------- -----------------------
[**]                 [**]                [**]                          [**]
-------------------- ------------------- ----------------------------- -----------------------
[**]                 [**]                [**]                          [**]
-------------------- ------------------- ----------------------------- -----------------------
[**]                 [**]                [**]                          [**]
-------------------- ------------------- ----------------------------- -----------------------
[**]                 [**]                [**]                          [**]
-------------------- ------------------- ----------------------------- -----------------------